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                       SECURITIES AND EXCHANGE COMMISSION
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                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 30, 2004



                            VIDEO DISPLAY CORPORATION
             (Exact name of registrant as specified in its charter)


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        Georgia                       0-13394                   58-1217564
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(State or other jurisdiction        (Commission                (IRS Employer
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     Of incorporation                File Number)              Identification)
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                 1868 Tucker Industrial Drive., Tucker, GA 30084
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (770) 938-2080


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ITEM 3.01(b). NOTICE OF DELISTING
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On September 27, 2004, the Company received a letter from the NASDAQ staff indicating that the Company currently has less than the required number of independent directors due to the retirement of Carleton Sawyer from the Company's Board of Directors, and therefore is not in compliance with the NASDAQ listing rules. This delisting notification is standard procedure when a NASDAQ listed company fails to meet the guideline set forth under SEC rules and regulations. The Company had previously announced on September 13, 2004, that Mr. Sawyer would retire for health and personal reasons. At that time, the Company also announced that a new independent board member would be sought to fill the vacated position. Under SEC guidelines, the position must be filled prior to the Company's next annual meeting of shareholders in August 2005 and the Company expects to become compliant with the SEC and NASDAQ rules prior to the completion of that time period.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                     VIDEO DISPLAY CORPORATION
                                                            (Registrant)



Date: September 30, 2004                             By: /s/ Ronald D. Ordway
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                                                         Ronald D. Ordway
                                                         Chief Executive Officer